UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 25, 2018

PIER 1 IMPORTS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-07832	75-1729843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Pier 1 Place Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code 817-252-8000

____________N/A___________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  In a Form 8-K filed on January 3, 2018 (the “Prior 8-K”), Pier 1 Imports, Inc. (the “Company”) reported its intent to grant an award of restricted stock to Nancy A. Walsh upon the commencement of her employment with the Company.  On January 25, 2018, Ms. Walsh joined the Company as Executive Vice President and Chief Financial Officer, and received a grant of 182,481 shares of restricted stock with a value of $750,000 based on the 30-day trailing average closing price of the Company’s common stock on the date of commencement of her employment.  The restricted stock was granted pursuant to the Pier 1 Imports, Inc. 2015 Stock Incentive Plan and will vest in substantially equal annual installments on each of the first three anniversaries of the grant date, subject to her continued employment with the Company and subject to the “double trigger” provision described in the Prior 8-K, which description is incorporated herein by reference.  The restricted stock award agreement between Ms. Walsh and the Company is attached as Exhibit 10.1 to this Form 8-K, and the description of the restricted stock award incorporated herein is qualified in its entirety by reference to the text of the agreement.

The Company also entered into a standard Indemnity Agreement with Ms. Walsh dated January 25, 2018, in substantially the form of Exhibit 10.1 to the Company’s Form 10-K for the fiscal year ended February 26, 2011.

Also in the Prior 8-K, the Company reported its intent to enter into an Executive Severance Agreement (the “Severance Agreement”) with Ms. Walsh, the terms and conditions of which were described therein and a form of which was filed as Exhibit 10.2 to the Prior 8-K.  The form of Severance Agreement filed with the Prior 8-K contained an immaterial error in the definition of “good reason” in Section 2(d) thereof. A corrected Severance Agreement dated January 25, 2018, is being filed as Exhibit 10.2 to this Form 8-K solely to correct such definition.  The description of the Severance Agreement contained in the Prior 8-K remains unchanged in all other respects.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Restricted Stock Award Agreement dated January 25, 2018, between Nancy A. Walsh and Pier 1 Imports, Inc.

10.2	Executive Severance Agreement dated January 25, 2018, between Nancy A. Walsh and Pier 1 Imports, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date: January 31, 2018	By:	/s/ Michael A. Carter
Michael A. Carter, Executive Vice President Compliance
and General Counsel, Secretary